                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 4, 2002


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


       Maryland                      1-12514                     84-1246585
   (State or Other                 (Commission                  (IRS Employer
   Jurisdiction of                 File Number)              Identification No.)
    Incorporation)


                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (484) 530-1800

In August 2002, the Company announced that it entered into a definitive agreement to dispose of its New York office and industrial portfolio and additional industrial properties (the "Upstate New York Portfolio") for $178.3 million. The disposition consists of 34 properties totaling 3.9 million square feet ("SF"), which includes 19 office properties (1.3 million
SF) and 15 industrial properties (2.6 million SF). Of the 3.9 million SF to be disposed over 2.5 million SF consists of 29 non-core properties located in the Albany, Syracuse, and Rochester markets of Upstate New York. Of the 29 New York properties, 19 properties (1.3 million SF) are office assets and 10 properties (1.2 million SF) are industrial assets. The Albany market includes 10 properties, 7 office assets (391,375 SF) and 3 industrial assets (396,645
SF). In the Syracuse market, there are 15 properties including 11 office assets (910,230 SF) and 4 industrial assets (655,500 SF). In the Rochester market, there are 4 properties including 1 office asset (26,700 SF) and 3 industrial assets (174,180 SF). Additionally, there are five other industrial assets being disposed of as part of the package including 433,500 SF in Central Ohio and 906,062 SF in Pennsylvania.

As a part of this disposition, the buyer is assuming approximately $115 million of fixed rate mortgage debt with an average interest rate of 7.75%, which includes $92 million of conduit financing, and Keystone is retaining a $25 million mezzanine preferred equity investment, which will earn an 11% preferred return.

As this transaction is deemed to be probable, the purpose of this filing is to file the required Item 7 pro forma information related to this pending transaction. Although the Company believes this transaction is a probable future event, certain contingencies remain to be satisfied and there can be no assurance that this transaction will ultimately be consummated.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)      PRO FORMA FINANCIAL INFORMATION

                  Unaudited pro forma condensed consolidating financial information which reflects the Company's pending disposition of the Upstate New York Portfolio as of and for the six-month period ended June 30, 2002 and for the year ended December 31, 2001 are included on pages F-1 to F-11.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              KEYSTONE PROPERTY TRUST


Date:    September 4, 2002    By: /s/ Jeffrey E. Kelter
                              --------------------------------------------------
                              Jeffrey E. Kelter
                              President and Chief Executive Officer


Date:    September 4, 2002    By: /s/ Timothy E. McKenna
                              --------------------------------------------------
                              Timothy E. McKenna
                              Senior Vice President, and Chief Financial Officer


Date:    September 4, 2002    By: /s/ J. Peter Lloyd
                              --------------------------------------------------
                              J. Peter Lloyd
                              Vice President, Corporate Controller

                             KEYSTONE PROPERTY TRUST

                                      INDEX


I.       UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

         o  Pro Forma Condensed Consolidating Balance Sheet as of
            June 30, 2002...................................................F-3
         o  Pro Forma Condensed Consolidating Statement of Operations
            for the six-month period ended June 30, 2002....................F-4
         o  Pro Forma Condensed Consolidating Statement of Operations
            for the year ended December 31, 2001............................F-5
         o  Notes to Management's Assumptions to Unaudited Pro Forma
            Condensed Consolidating Financial Information...................F-6

                             KEYSTONE PROPERTY TRUST

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


         The following sets forth the unaudited pro forma condensed consolidating balance sheet as of June 30, 2002 and the unaudited pro forma condensed consolidating statements of operations for Keystone Property Trust (the "Company") for the six months ended June 30, 2002 and the year ended December 31, 2001.

         The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

         The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on June 30, 2002 for balance sheet purposes and on January 1, 2001 for purposes of the statements of operations:

         The Company acquired and disposed of the properties in 2002 and 2001 as described in Note 1 to these pro forma financial statements. Properties disposed of in 2002 are as follows:

         o On January 18, 2002, the Company sold a 64,154 square foot office property located at Two Meridian Boulevard in Wyomissing, PA for approximately $5.9 million.

         o On July 1, 2002, the Company sold a 39,252 square foot industrial property located at 351 West 10th Street in Indianapolis, IN for approximately $7.0 million.

         o On July 18, 2002, the Company sold a 66,000 square foot office property located at 17 Columbia Circle in Albany, NY for approximately $3.9 million.

         o On August 7, 2002, the Company sold two industrial properties which totaled 300,027 square feet located at Tabas Lane in Exton, PA for approximately $11.4 million. One Tabas Lane was 150,027 square feet and Two Tabas Lane was 150,000 square feet.

         o In addition, in August 2002, the Company announced a definitive agreement to sell the Upstate New York Portfolio for approximately $178.3 million. The Company will retain a mezzanine preferred equity investment of approximately $25 million in the acquiror after the disposition.

         The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Company and the forward-looking statements contained herein are detailed in the Company's filings with the Securities and Exchange Commission.

                             KEYSTONE PROPERTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--
                               AS OF JUNE 30, 2002

                            (UNAUDITED--IN THOUSANDS)



                                                The
                                              Company     Pro Forma   The Company
                                             Historical   Events (a)   Pro Forma
                                             ----------   ----------  -----------
ASSETS
Investment in real estate, net               $ 762,511    $(217,340)   $ 545,171
Equity method investments                       21,491       25,000       46,491
Cash and cash equivalents                        1,597         --          1,597
Restricted cash                                  5,215       (1,776)       3,439
Accounts receivable and other                   12,329       (2,109)      10,220
Other assets, net                               17,458       (3,344)      14,114
                                             ---------    ---------    ---------
Total assets                                 $ 820,601    $(199,569)   $ 621,032
                                             =========    =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgage notes and other debt             $ 441,107    $(170,977)   $ 270,130
   Accrued and other liabilities                13,566         --         13,566

Minority interest                               45,835         --         45,835

Convertible Preferred Units                     60,392         --         60,392

Shareholders' equity
   Preferred stock                                   2         --              2
   Common stock                                     19         --             19
   Additional paid-in capital                  287,790         --        287,790
   Loans to Employees to Purchase Common
     Shares and Deferred Compensation           (9,013)        --         (9,013)
   Cumulative net income                        42,169      (28,592)      13,577
   Cumulative dividends                        (61,266)        --        (61,266)
                                             ---------    ---------    ---------
   Total shareholders' equity                  259,701      (28,592)     231,109
                                             ---------    ---------    ---------
Total liabilities and shareholders' equity   $ 820,601    $(199,569)   $ 621,032
                                             =========    =========    =========


The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                  FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2002

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                        The Company
                                                         Historical      2002              Pro Forma          The Company
                                                        (Unaudited)  Dispositions(a)       Adjustments         Pro Forma
                                                        -----------  ----------------      -----------         ---------
REVENUE:
   Rents                                               $     44,336    $    (16,018)      $       --         $     28,318
   Reimbursement revenue and other income                     6,671          (2,739)              --                3,932
                                                       ------------    ------------       ------------       ------------
         Total revenue                                       51,007         (18,757)              --               32,250


OPERATING EXPENSES:
   Property operating expenses                                8,861          (5,218)              --                3,643
   General and administrative                                 3,954            --                 --                3,954
   Interest                                                  12,360            --               (5,500)(b)          6,860
   Depreciation and amortization                             10,891            --               (3,733)(b)          7,158
   Provision for asset impairment                             1,400            --               (1,400)(c)            --
                                                       ------------    ------------       ------------       ------------
         Total operating expenses                            37,466          (5,218)           (10,633)            21,615

Income Before Equity In Income From Equity Method
   Investments, and Loss on Sales of Assets            $     13,541    $    (13,539)      $     10,633       $     10,635
                                                       ============    ============       ------------       ============


Equity In Income From Equity Method Investments                 317                              1,375 (d)          1,692

Loss on Sales of Assets                                        (430)                               430 (e)             --
                                                       ------------                       ------------       ------------

Income Before Distributions To Preferred
   Unitholders, Minority Interest of Unitholders In
   Operating Partnership And Income Allocated To
   Preferred Shareholders                                    13,428                             12,438             12,327

Distributions To Preferred Unitholders                       (2,892)                                --             (2,892)
                                                       ------------                       ------------       ------------

Income Before Minority Interest of Unitholders In
   Operating Partnership, Extraordinary Items And
   Income Allocated To Preferred Shareholders                10,536                             12,438 (f)          9,435
Minority Interest of Unitholders In Operating
   Partnership                                               (2,164)                               221             (1,943)
Extraordinary Items                                            (178)                                --               (178)
                                                       ------------                       ------------       ------------

Net Income                                                    8,194                             12,659              7,314
Income Allocated To Preferred Shareholders                   (1,875)                                --             (1,875)
                                                       ------------                       ------------       ------------

Net Income Allocated To Common Shares                  $      6,319                       $     12,659       $      5,439
                                                       ============                       ============       ============

Basic Earnings Per Common Share                        $       0.34                                          $       0.29
                                                       ============                                          ============

Diluted Earnings Per Common Share                      $       0.34                                          $       0.29
                                                       ============                                          ============

Weighted Average Shares Outstanding--Basic               18,518,421                                            18,518,421
                                                       ============                                          ============

Weighted Average Common Shares Outstanding - Diluted     24,933,765                                            24,933,765
                                                       ============                                          ============


The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                        FOR YEAR ENDED DECEMBER 31, 2001

            (UNAUDITED IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                    2002 Events                         2001 Events
                                                             --------------------------           ----------------------
                                                     The                     Pro Forma             Historical                The
                                                   Company       2002       Adjustments            Operations Pro Forma    Company
                                                  Historical  Dispositions       (b)      Subtotal     (c)   Adjustments  Pro Forma
                                                  ----------  ------------     ------     -------    ------- -----------  ---------
REVENUE:
     Rents and reimbursements                    $    95,077  $(31,778)(a)   $   --     $63,299   $(7,332)   $  --      $    55,967
     Reimbursement revenue and other income           14,707    (6,274)(a)       --       8,433      (344)      --            8,089
                                                 -----------  --------       --------   -------   -------    -------    -----------
         Total revenue                               109,784   (38,052)          --      71,732    (7,676)      --           64,056

OPERATING EXPENSES:
     Property operating expenses                      18,817   (10,922)(a)       --       7,895    (1,450)      --            6,445
     General and administrative                        7,983      --             --       7,983        --       --            7,983
     Interest                                         34,187      --          (11,440)   22,747        --     (3,932)(d)     18,815
     Depreciation and amortization                    24,520      --           (6,905)   17,615        --     (4,220)(d)     13,395
                                                 -----------  --------       --------   -------   -------    -------    -----------
         Total operating expenses                     85,507   (10,922)       (18,345)   56,240    (1,450)    (8,152)        46,638

Income (Loss) Before Equity In Income Losses
   From Equity Method Investments, and Gains
   on Sales of Assets                            $    24,277  $(27,130)      $ 18,345   $15,492   $(6,226)     8,152     $   17,418
                                                 ===========  ========       ========   =======   =======     =======    ==========
Equity In Income From Equity Method
   Investments                                         1,123                                                   2,705          3,828

Gains on Sales of Assets                               9,142                                                  (9,142)(f)        --
                                                     -------                                                 -------    -----------

Income Before Distributions To
   Preferred Unitholders, Minority Interest of
   Unitholders In Operating Partnership And
   Income Allocated To Preferred Shareholders         34,542                                                   1,715         21,246

Distributions To Preferred Unitholders                (7,057)                                                   --           (7,057)
                                                     -------                                                 -------    -----------

Income Before Minority Interest of
   Unitholders In Operating Partnership,
   Extraordinary Items And Income Allocated To
   Preferred Shareholders                             27,485                                                   1,715         14,189

Minority Interest of Unitholders In Operating
   Partnership                                        (5,650)                                                  2,145 (g)     (3,505)
                                                     -------                                                 -------    -----------

Income Before Extraordinary Items                     21,835                                                   3,860         10,684

Extraordinary item - loss on Early Retirement
   of Debt                                            (2,466)                                                  2,466            --
                                                     -------                                                  -------   -----------

Net Income                                            19,369                                                   6,326         10,684

Income Allocated To Preferred Shareholders            (5,035)                                                   --           (5,035)
                                                     -------                                                 -------    -----------

Net Income Allocated To Common Shares            $    14,334                                                 $ 6,326    $     5,648
                                                 ===========                                                 =======    ===========

Basic Earnings Per Common Share                  $      0.99                                                            $      0.39
                                                 ===========                                                            ===========

Diluted Earnings Per Common Share                $      0.93                                                            $      0.39
                                                 ===========                                                            ===========

Weighted Average Shares Outstanding - Basic       14,518,099                                                             14,518,099
                                                 ===========                                                            ===========

Weighted Average Common Shares Outstanding -
Diluted                                           21,410,023                                                             21,410,023
                                                 ===========                                                            ===========


The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


1.       BASIS OF PRESENTATION

         Keystone Property Trust (together with its subsidiaries, the "Company") is a fully integrated, self-administered, self-managed real estate investment trust ("REIT") engaged in the ownership, acquisition, development and management of industrial properties principally in the eastern portion of the United States. At June 30, 2002, the Company owned interests in a portfolio of 124 properties (the "Properties") comprised of 103 industrial properties, 21 office properties and an investment in a direct financing lease, which aggregated approximately 22.0 million square feet.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company. In management's opinion, all adjustments necessary to reflect the 2002 dispositions of the Upstate New York Portfolio, Two Meridian Boulevard, 351 West 10th Street, 17 Columbia Circle, One Tabas Lane and Two Tabas Lane have been made. Also, all necessary adjustments for the 2001 dispositions of the PA Office Portfolio, the Joint Venture Properties, 101 Commerce Drive, 22 Madison Road, 200 Industrial Boulevard and the McBride Portfolio and the acquisitions of the PA Industrial Properties, 558 Airtech Drive and the Westpark Portfolio have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period January 1, 2001, through the earlier of the respective acquisition date or June 30, 2002 or December 31, 2001. Operating results from those dates forward are included in the historical results of the Company.

2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET AS OF JUNE 30, 2002 (in 000's)

         (A) Reflects the Company's third quarter consummated and pending dispositions as follows:


                          Property                                                                    Accounts
                          Net Book    Mortgage   Restricted    Other  Equity Method   Gain/(Loss)   Receivable and
                            Value       Debt        Cash      Assets   Investments     on Sales         Other
                          --------    --------   ----------   ------  --------------  -----------   --------------
Disposition
-----------
351 West 10th Street     $  (3,379)   $  (3,717)   $  --      $   (98)  $  --         $    240         $  --

17 Columbia Circle          (5,624)      (4,000)     2,288       (664)     --             --              --

One and Two Tabas Lane      (9,966)     (10,867)      --         (233)     --              668            --

Upstate New York
Portfolio                 (198,371)    (152,393)    (4,064)    (2,349)   25,000        (29,500)         (2,109)
                         ---------    ---------    -------    -------   -------       --------         -------

         TOTAL           $(217,340)   $(170,977)   $(1,776)   $(3,344)  $25,000       $(28,592)        $(2,109)
                         =========    =========    =======    =======   =======       ========         =======

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS



3. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2002 (in 000's)

         (a)      2002 DISPOSITIONS:

                  Reflects the dispositions of the properties shown below:


                                                         REVENUE                             OPERATING EXPENSES
                                         --------------------------------------------------------------------------
                                                          Tenant
                                          Minimum     Reimbursements                Property Operating
                                            Rent     and Other Income  Subtotal     and Other Expenses       Total
                                         ---------   ----------------  --------     ------------------       -----
      Two Meridian Boulevard               $    43         $    2       $    45              $   24        $    21
      351 West 10th Street                     200              2           202                   1            201
      17 Columbia Circle                     1,636             33         1,669                 150          1,519
      One and Two Tabas Lane                   652             74           726                  71            655
      Upstate New York Portfolio            13,487          2,628        16,115               4,972         11,143
                                           -------         ------       -------              ------        -------
               TOTAL                       $16,018         $2,739       $18,757              $5,218        $13,539
                                           =======         ======       =======              ======        =======

         (b)      2002 PRO FORMA ADJUSTMENTS:

                  Reflects the Company's pro forma adjustments relative to the dispositions of the properties shown below for the six months ended June 30, 2002.


                                                           OPERATING EXPENSES
                                                 -------------------------------------------
                                                  Interest       Depreciation and
                                                 Expense (i)     Amortization (ii)     Total
                                                 -----------     -----------------     ------
                  Two Meridian Boulevard            $    9            $   11        $   20
                  351 West 10th Street                 137                44           181
                  17 Columbia Circle                    70               113           183
                  One and Two Tabas Lane               139               161           300
                  Upstate New York Portfolio         5,145             3,404         8,549
                                                    ------            ------        ------
                                                    $5,500            $3,733        $9,233
                                                    ======            ======        ======

                  FOOTNOTES:
                  ----------
                  (i) Pro forma interest expense is presented assuming effective rates ranging from 3.47% to 9.68% on borrowings or repayments of indebtedness.

                  (ii) Pro forma depreciation expense is presented assuming a useful life of 35 years.

         (c) To reflect the pro forma adjustment to eliminate the impairment reserve for 17 Columbia Circle which was sold in July of 2002.

         (d) To adjust the equity in income from equity method investments from the 11% preferred return on the $25 million mezzanine preferred equity investment ($1,375).

         (e) To reflect the pro forma adjustment eliminating the $430 net loss on the sale of Two Meridian Boulevard on January 18, 2002.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS




         (f) To adjust the minority interest's share of income in the Operating Partnership. The Company owned approximately
                  74.3% of the Operating Partnership. The adjustment to record the income effect of the minority interest share for the six months ended June 30, 2002 in the pro forma statement of operations was computed as follows:


                  Pro forma Revenue                                    $    32,250

                  Pro forma Operating Expenses                             (21,615)

                  Pro forma Preferred Dividends and Distributions           (4,767)

                  Pro forma Equity in Income from Equity Investment          1,692
                                                                       -----------

                  Pro forma Income before Minority Interest            $     7,560
                                                                       ===========

                  Minority Interest (25.7%)                            $    (1,943)

                  Minority Interest at June 30, 2002                        (2,164)
                                                                       ------------

                  Adjustment Required                                  $       221
                                                                       ===========


4. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001 (in 000's)

         (a)      2002 EVENTS - HISTORICAL OPERATIONS:

                  Reflects the pro forma adjustments related to the historical operations of Two Meridian Boulevard, 351 West 10th Street, 17 Columbia Circle, One & Two Tabas Lane and the Upstate
                  New York Portfolio for the year ended December 31, 2001.


                                                      REVENUE                              OPERATING EXPENSES
                                 ---------------------------------------------------   --------------------------
                                                         Tenant                           Property
                                                     Reimbursements                     Operating And
DISPOSITION                      Minimum Rent        and Other Income   Subtotal        Other Expenses   Total
                                 ------------        ----------------   --------        --------------   -----
Two Meridian Boulevard           $       908        $            53   $      961       $         419   $    542
351 West 10th Street                     399                      3          402                   3        399
17 Columbia Circle                       788                    319        1,107                 298        809
One and Two Tabas Lane                 1,323                    172        1,495                 148      1,347
Upstate New York Portfolio            28,360                  5,727       34,087              10,054     24,033
                                 ------------       ----------------  ------------     --------------  ----------
               Total             $    31,778        $         6,274   $   38,052       $      10,922   $ 27,130
                                 ============       ================  ============     ==============  ==========

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


         (b)      2002 EVENTS - PRO FORMA ADJUSTMENTS

                  Reflects the Company's pro forma adjustments related to the dispositions of the properties listed below for 2002 dispositions.


                                              OPERATING EXPENSES
                           ----------------------------------------------------
                                                  Depreciation and
DISPOSITION                  Interest Expense      Amortization         Total
                             ----------------     ------------         ------
Two Meridian Boulevard          $     204             $    173       $     377
351 West 10th Street                  164                   85             249
17 Columbia Circle                    142                  163             305
One and Two Tabas Lane                285                  300             585
Upstate New York Portfolio         10,645                6,184          16,829
                                ----------            --------       ---------
         Total                  $  11,440             $  6,905       $  18,345
                                ==========            ========       =========

         (c)      2001 EVENTS - HISTORICAL OPERATIONS:

                  Reflects the historical operations of the PA Office Portfolio, the Joint Venture Properties, 101 Commerce Drive, 22 Madison Road, 200 Industrial Boulevard, the McBride Portfolio, PA Industrial Properties, 558 Airtech Drive and Westpark Portfolio for the year ended December 31, 2001.


                                                         REVENUE                            OPERATING EXPENSES
                                      --------------------------------------------     --------------------------
                                                           Tenant                         Property
                                                       Reimbursements                   Operating And
DISPOSITION/ACQUISTION                 Minimum Rent   and Other Income   Subtotal      Other Expenses     Total
                                       ------------   ----------------   --------      --------------     -----
PA Office Portfolio                      $    (420)      $     (72)      $   (492)       $      230     $    (262)
Joint Venture Properties                    (2,468)           (626)        (3,094)              687        (2,407)
101 Commerce Drive                            (596)             (7)          (603)               33          (570)
22 Madison Road                               (233)            (40)          (273)               51          (222)
200 Industrial Boulevard                    (2,992)           (109)        (3,101)              263        (2,838)
McBride Portfolio                           (8,111)           (755)        (8,866)            1,659        (7,207)
PA Industrial Properties                       162              20            182               (30)          152
558 Airtech Drive                            2,178              92          2,270              (106)        2,164
Westpark Portfolio                           5,148           1,153          6,301            (1,337)        4,964
                                         ---------       ---------       --------        ----------     ---------
         Total                           $  (7,332)      $    (344)      $ (7,676)       $    1,450     $  (6,226)
                                         =========       =========       ========        ==========     =========

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


         (d)      2001 EVENTS PRO FORMA ADJUSTMENTS:

                  Reflects the Company's pro forma adjustments relative to the dispositions of PA Office Portfolio, the Joint Venture Properties, 101 Commerce Drive, 22 Madison Road, 200 Industrial Boulevard and the McBride Portfolio and the acquisitions of the PA Industrial Properties, 558 Airtech Drive and the Westpark Portfolio for the year ended December 31, 2001.



                                             OPERATING EXPENSES
                           ------------------------------------------------
ACQUISITION/                                    Depreciation and
DISPOSITION                Interest Expense(i)  Amortization (ii)   Total
                           -------------------  -----------------   -------

PA Office Portfolio             $   (161)         $     --      $    (161)
Joint Venture Properties          (1,250)            (1,452)       (2,702)
101 Commerce Drive                  (259)              (134)         (393)
22 Madison Road                      (79)               (55)         (134)
200 Industrial Boulevard            (955)              (443)       (1,398)
McBride Portfolio                 (2,854)            (3,892)       (6,746)
PA Industrial Properties              95                 37           132
558 Airtech Drive                    700                448         1,148
Westpark Portfolio                   831              1,271         2,102
                                --------          ---------     ---------
         Total                  $ (3,932)         $  (4,220)    $  (8,152)
                                ========          ==========    ==========

Footnotes:

                  (i) Pro forma interest expense is presented assuming effective rates ranging from 3.56% to 8.71% on borrowings or repayments of indebtedness.

                  (ii) Pro forma depreciation expense is presented assuming a useful life of 35 years.

         (e) To adjust the equity in income from equity method investments for the 11% preferred return on the $25 million mezzanine preferred equity investment ($2,750), to adjust for the elimination of the equity method activity for the 558 Airtech Drive prior to our acquisition of our 50% partner's interest in the venture ($508) and adjustments for our equity method investment in the CalEast Joint Venture
                  ($463).

         (f) To reflect the pro forma adjustment deducting the $9,142 of net gains on sales of the Joint Venture Properties on March 21, 2001, 101 Commerce Drive on March 22, 2001, 22 Madison Road and 200 Industrial Boulevard on September 27, 2001 and the McBride Portfolio on November 2, 2001. This amount is included in the historical operating results of the Company.

         (g) To adjust the minority interest's share of income in the Operating Partnership. The Company owned approximately 64.0% of the Operating Partnership. The adjustment to record the income effect of the minority interest share for the year ended December 31, 2001 in the pro forma statement of operations was computed as follows (in 000's):


                  Pro forma Revenue                                        $    64,027

                  Pro forma Operating Expenses                                 (46,026)

                  Pro forma Preferred Dividends and Distributions              (12,092)

                  Pro forma Equity in Income from Equity Investment              3,828
                                                                           -----------

                  Pro forma Income (Loss) before Minority Interest         $     9,737
                                                                           ============

                  Minority Interest (36.0%)                                $    (3,505)

                  Minority Interest at December 31, 2001                        (5,650)
                                                                           ------------

                  Adjustment Required                                      $     2,145
                                                                           ===========